1933 Act File No. 33-68090
                                                      1940 Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                         Post-Effective Amendment No. 14                   [X]
                                       And

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       [X]
                                     OF 1940
                                Amendment No. 13                           [X]

                          LORD ABBETT INVESTMENT TRUST
                Exact Name of Registrant as Specified in Charter

                   767 FIFTH AVENUE, NEW YORK, N.Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately on filing pursuant to paragraph (b) of Rule 485 on July 15, 1996 pursuant to paragraph (b) of Rule 485

            60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (April 1, 1998) pursuant to paragraph (a)(1) of Rule 485

            75 days after filing pursuant to paragraph (a)(2) of Rule 485

      X     on (April 1, 1998) pursuant to paragraph (a)(3) of Rule 485

If appropriate, check the following box:

      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          LORD ABBETT INVESTMENT TRUST
                                      N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 14
                             Pursuant to Rule 481(a)

This Post-Effective Amendment No. 14 (the "Amendment") to the Registrant's Registration Statement relates only to the U.S. Government Securities Series, the U.S. Government Limited Duration Series and the Balanced Series of the Lord Abbett Investment Trust.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendment to the Registrant's Statement as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such prior Post-Effective Amendments.

Stragegic Core Series - Class Y           Post-Effective Amendment No. 12
Core Series - Class Y                     Post-Effective Amendment No. 13


Form N-1A                  Location In Prospectus or
Item No.                   Statement of Additional Information
---------                  -----------------------------------

1                          Cover Page
2                          Fee Table
3                          N/A
4 (a) (i)                  Cover Page
4 (a) (ii)I                Investment Objectives
4 (b) (c)                  How We Invest
5 (a) (b) (c)              Our Management; Last Page
5 (d)                      N/A
5 (e)                      Our Management
5 (f)                      N/A
5 (g)                      Purchases
6 (a)                      Cover Page
6 (b)  (c) (d)             N/A
6 (e)                      Cover Page; Purchases
6 (f)  (g)                 Dividends, Capital Gains
                             Distributions and Taxes
7 (a)                      Back Cover Page
7 (b) (c) (d)              Purchases
8 (a)  (b) (c) (d)         Redemptions
                           Purchases, Redemptions and Shareholder Services
9                          N/A
10                         Cover Page
11                         Cover Page -- Table of Contents
12                         N/A
13 (a)  (b) (c) (d)        Investment Objectives and Policies
14                         Trustees and Officers
15 (a)  (b) (c)            Trustees and Officers
16 (a) (i)                 Investment Advisory and Other
                           Services
16 (a) (ii)                Trustees and Officers
16 (a) (iii)               Investment Advisory and Other
                           Services
16 (b)                     Investment Advisory and Other Services
16 (c)  (d) (e) (g)        N/A
16 (f)                     Purchases, Redemptions and Shareholder Services
16 (h)                     Investment Advisory and Other Services
16 (i)                     N/A
17 (a)                     Portfolio Transactions
17 (b)                     N/A

17 (c)                     Portfolio Transactions
17 (d) (e)                 N/A
18 (a)                     Cover Page
18 (b)                     N/A

Form N-1A                  Location in Prospectus or
Item No.                   Statement of Additional Information
---------                  -----------------------------------

19 (a) (b)                 Purchases;  Redemptions and  Shareholder  Services;
                           Notes to Financial Statements
19 (c)                     N/A
20                         Taxes
21 (a)                     Purchases, Redemptions and Shareholder Services
21 (b) (c)                 N/A
22                         N/A
22 (b)                     Past Performance
23                         Financial Statements; Supplementary

This Prospectus sets forth concisely the information about the Lord Abbett Limited Duration Series U.S. Government Securities Series ("Limited Duration Government Series" and the Lord Abbett U.S. Government Securities Series ("U.S. Governement Securities Series") of Lord Abbett Investment Trust (the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

Each Series is sometimes referred to as "we" or the "Series" individually or collectively. The Limited Duration Government Series has two classes of shares:
Class A and C. The U.S. Government Securities Series has three classes of shares: Class A, B and C. The classes provide investors with different purchase options. See "Purchases" for a description of these choices.

LIMITED DURATION GOVERNMENT SERIES.

The investment objective of the Series is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities.

U.S. GOVERNMENT SECURITIES SERIES.

The investment objective of the Series is high current income consistent with reasonable risk.

See "How We Invest" for information. There can be no assurance that any Series will achieve its objective.

The Statement of Additional Information dated April 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information."

Shaded terms are defined in the Glossary of Terms.

Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LORD ABBETT
INVESTMENT TRUST

PROSPECTUS
April 1, 1998

TABLE OF CONTENTS                                PAGE

How We Invest                                    2
Investor Expenses                                2
Risk Factors                                     2
Financial Highlights                             2
How We Invest                                    2
Investor Expenses                                2
Risk Factors                                     2
Financial Highlights                             3
Portfolio Management                             2
Purchases                                        4
Opening Your Account                             6
Shareholder Services                             6
Redemptions                                      7
Dividends and Capital Gains                      7
Our Management                                   8
Fund Performance                                 8
Investment Policies, Risks and Limits            8
Sales Compensation                               9
Glossary of Terms                                10
HOW WE INVEST

U.S. Government Securities Series

      Normally we invest in U.S. Government securities which we expect to produce high current income while presenting a relatively low risk of price decline. Securities in which the Series invests include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Bank, Government National Mortgage Association ("GNMA"), Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Securities backed by the U.S. Treasury or a U.S. Government agency in which the U.S. Government Securities series may invest provide substantial protection against credit risk, but are guaranteed only as to the timely payment of interest and principal when held to maturity.

      Growth of capital is not an objective of the Series, but capital appreciation may result from efforts to secure high current income.

      See "Investment Policies, Risks and Limits."

RISK FACTORS

U.S. Government Securities Series

      The market price for U.S. Government securities is not guaranteed and will fluctuate, and such securities will not protect investors against price changes due to changing interest rates. The value of shares of the Series will change as the general levels of interest rates fluctuate. When interest rates decline, share value rises. When interest rates rise, share value can be expected to decline. The Series may employ other investment practices, such as investment in illiquid and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits" for a description of these investment practices, risks and restrictions.

INVESTOR EXPENSES

The expenses shown below are based on estimated expenses for the current fiscal year. Future expenses may be different than those shown.

                   Class A Shares    Class B Shares    Class C Shares

Shareholder
Transaction
Expenses (as a
percentage of
offering price)


Maximum
Sales Charge
on Purchases       4.75%             None              None

Deferred Sales     None              5% if shares      1% if shares are redeemed
Charge (1)                           are redeemed      before 1st anniversary of
(See                                 before 1st        purchase
"Purchases")                         anniversary of
                                     purchase,
                                     declining to
                                     1% before 6th
                                     anniversary
                                     and eliminated
                                     on and after
                                     6th
                                     anniversary


Annual Fund Operating Expenses (as a % of average net assets) (after management fee waiver)

Management
Fees (See "Our
Management")       0.50%                  0.50%                   0.50%

12b-1 Fees         0.27%                   ___%(2)(3)             1.00%(2)

Other
Expenses (See
"Our
Management")

Total
Operating
Expenses)

Example: Assume U.S Government Securities Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

                                           1 Year   3 Years   5 years   10 Years
                                           ------   -------   -------   --------

U.S. Government Securities Series

                                 Class A    $__     $__       $__       $__

                              Class B(2)    $__     $__       $__       $__

                                 Class C    $__     $__       $__       $__

You would pay the following expenses on the same investment, assuming you kept your shares:

U.S. Government Securities Series

                                 Class A    $__     $__       $__       $__

                                 Class B    $__     $__       $__       $__

                                 Class C    $__     $__       $__       $__

This example is for comparison and is not a representation of the Series' actual expenses and returns, either past or present.

(1)Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2)Class B shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Fund's Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Fund's 1997 annual report.

U.S. GOVERNMENT SECURITIES SERIES

                                 Year Ended November 30,

Per Class A Share Operating
Performance:                   1997       1996     1995     1994      1993     1992       1991        1990        1989        1988
Net asset value, beginning
of period                      $2.63      $2.73    $2.59    $3.00     $2.94    $2.94      $2.83       $2.92       $2.91       $2.96

      Income from
      investment operations

      Net investment income      .20(e)    .215     .235     .247      .239     .267       .282        .299        .309        .376

      Net realized and
      unrealized gain (loss)
      on investments            (.03)     (.105)    .136   (.3685)     .070    (.003)      .105       (.088)       .010       (.062)

      Total from investment
      operations                 .17        .11     .371   (.1215)     .309     .264       .387        .211        .319        .274

      Distributions

      Dividends from net
      investment income         (.21)     (.210)   (.231)   (.246)    (.249)   (.264)     (.277)      (.301)      (.369)      (.324)

      Distribution from net
      realized gain               --         --       --   (.0425)       --       --         --          --          --          --
      -----------------------

Net asset value, end of
period                         $2.59      $2.63    $2.73    $2.59     $3.00    $2.94      $2.94       $2.83       $2.92       $2.91

Total Return(b)                 6.67%      4.41%   14.89%   (4.24)%   10.70%    9.24%     14.35%(c)    7.82%      11.65%(c)    9.64%

      Ratios to Average Net
      Assets:

      Expenses                  0.92%(f)   0.88%    0.90%    0.90%     0.89%     .87(f)     .94%(c)     .89%(f)     .88%(c)     .88%

      Net investment income     7.82%      8.12%    8.85%    8.92%     7.94%    9.18%      9.63%(c)   10.55%      10.66%(c)   11.26%
      ==============================================================================================================================


                        Year Ended November 30,

Supplemental Data
for All Classes:        1997          1996          1995          1994          1993          1992          1991

      Net assets, end
      of period (000)   $2,286,412    $2,907,291    $3,272,865    $3,232,012    $3,909,868    $3,275,052    $2,293,345

      Portfolio
      turnover rate         712.82%       820.59%       544.31%       790.57%       586.18%       458.70%       544.19%
      ====================================================================================================================


                        Year Ended November 30,

Supplemental Data
for All Classes:        1990          1989          1988
      Net assets, end
      of period (000)   $1,555,648    $1,241,218    $999,131

      Portfolio
      turnover rate         578.18%       440.32%     332.36%
      =======================================================

(a) Commencement of offering of Class Bshares.

(b) Total return does not consider the effects of sales loads.
(c) Not annualized.
(d) Commencement of operations of Series.
(e) Calculated using average shares outstanding during the period.
(f) The ratios for 1997 include expenses paid through an expenses offset arrangement.

                                                 Class B Shares                Class C Shares

                                                    Year Ended                   Year Ended
                                                   November 30,     8/1/96(a)   November 30,    7/15/96(a)
Per Share Operating                                   1997        to 11/30/96      1997        to 11/30/96
Performance:
Net asset value, beginning of
period                                               $2.63           $2.57         $2.63           $2.55

      Income from investment
      operations

      Net investment income                            .18(e)         .063           .18(e)         .066

      Net realized and unrealized gain
      (loss) on investments                           (.04)           .060          (.03)           .085

      Total from investment
      operations                                       .14            .123           .15            .151

      Distributions

      Dividends from net investment
      income                                          (.19)          (.063)         (.19)          (.071)

      Distribution from net realized
      gain                                              --              --            --              --

Net asset value, end of period                       $2.58           $2.63         $2.59           $2.63

Total Return(b)                                       5.47%           5.45%(c)      5.86%           6.49%(c)

      Ratios to Average Net Assets:

      Expenses                                        1.64%(f)        0.48%(c)      1.55%(f)        0.60%(c)

      Net investment income                           6.77%           2.21%(c)      7.25%           2.60%(c)
      ======================================================================================================


                         Year Ended November 30,

Supplemental Data for    1997          1996          1995          1994          1993          1992          1991
All Classes:
      Net assets, end
      of period (000)    $2,286,412    $2,907,291    $3,272,865    $3,232,012    $3,909,868    $3,275,052    $2,293,345

      Portfolio
      turnover rate          712.82%       820.59%       544.31%       790.57%       586.18%       458.70%       544.19%
      =====================================================================================================================


                         Year Ended November 30,

Supplemental Data for    1990          1989          1988
All Classes:
      Net assets, end
      of period (000)    $1,555,648    $1,241,218    $999,131

      Portfolio
      turnover rate          578.18%       440.32%     332.36%
      ========================================================

(a) Commencement of offering respective Class shares.
(b) Total return does not consider the effects of sales loads.
(c) Not annualized.
(d) Commencement of operations.
(e) Calculated using average shares outstanding during the period.
(f) The ratios for 1997 include expenses paid through an expenses offset arrangement.

LIMITED DURATION GOVERNMENT SECURITIES SERIES

      HOW WE INVEST

            We invest solely in short- and intermediate-duration U.S. Government securities that we expect to result in a high level of income. Securities in which the Series invests include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued by U.S. Government agencies and instrumentalities, including the Federal Home Loan Banks, FHLMC, FNMA and GNMA, as well as "component securities," which are separated into their component parts of principal and coupon payments, and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series is not a money market fund.

            See "Investment Policies, Risks and Limits."

      RISK FACTORS

      The U.S. Government securities in which the Series may invest are guaranteed as to timely payment of interest and principal, but the market prices for such securities are not guaranteed, and will rise and fall in value as interest rates change. The Series does not seek to maintain a stable net asset value, and may not be able return dollar-for-dollar the money invested. The level of income will vary depending on interest rates and the portfolio. When interest rates rise, the value of securities in the portfolio and the Series' share value will fall. When interest rates decline, the value of securities in the portfolio and the Series' share value will rise. The Series may employ other investment practices, such as investment in illiquid and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits" for a description of these investment practices, risks and restrictions.

      INVESTOR EXPENSES

      The expenses shown below are based on estimated expenses for the current fiscal year. Future expenses may be different than those shown.

                                         Class A Shares     Class C Shares

Shareholder Transaction Expenses (as
a percentage of offering price)


Maximum Sales Charge on Purchases           3.00%                None


Deferred Sales Charge (1) (See
"Purchases")                                None       1% if shares are redeemed
                                                       before 1st anniversary of
                                                       purchase

Annual Fund Operating Expenses (as a % of average net assets) (after waiver)

Management Fees (See "Our
Management")                                0.25%                0.25%

12b-1 Fees                                  0.00%                1.00%(2)

Other Expenses (See "Our
Management")

Total Operating Expenses)

Example: Assume Limited Duration U.S. Government Securities Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.


                                           1 Year   3 Years   5 years   10 Years
                                           ------   -------   -------   --------

Limited Duration Government Series

                                  Class A

                                  Class C

You would pay the following expenses on the same investment, assuming you kept your shares:

Limited Duration Government Series

                                  Class A  $__      $__       $__       $__

                                  Class C  $__      $__       $__       $__

This example is for comparison and is not a representation of the Series' actual expenses and returns, either past or present.

(1)Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Fund's Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Fund's 1997 annual report.

LIMITED DURATION SERIES

                                                      Class A Shares

                                                        Year        One                                              Year
                                                        Ended      Month         Year       Year                    Ended
                                                      November     Ended         Ended     Ended     11/4/93(d)    November
Per Share Operating Performance:                      30, 1997   11/30/96      10/31/96   10/31/95   to 10/31/94   30, 1997
Net asset value, beginning of period                   $4.42     $4.39         $4.53       $4.44       $4.85          $4.42

      Income from investment operations

      Net investment income                              .25(e)    .0174         .1912       .2316       .2650          .21(e)

      Net realized and unrealized gain (loss)
      on investments                                    (.02)      .0333        (.0751)      .1017      (.4123)        (.02)

      Total from investment operations                   .23       .0507         .1161       .3333      (.1473)         .19

      Distributions

      Dividends from net investment income              (.25)     (.0207)       (.2561)     (.2433)     (.2627)        (.21)

Net asset value, end of period                         $4.40     $4.42         $4.39       $4.53       $4.44          $4.40
                                                                                                                    -------

Total Return(b)                                         5.46%     1.15%(c)      2.67%       8.16%      (3.09)%(c)      4.45%

      Ratios to Average Net Assets:

      Expenses, including waiver and reimbursement      0.51%     0.11%(c)      1.81%       1.40%       0.89%(c)       1.44%(f)

      Expenses, excluding waiver and reimbursement      1.40%     0.13%(c)      2.73%       1.71%       0.89%(c)       2.32%

      Net investment income                             5.81%     0.41%(c)      4.58%       5.62%       5.61%(c)       4.84%
      =========================================================================================================================


                                                       Class C Shares

                                                       One Month
                                                         Ended         7/15/96(a)
Per Share Operating Performance:                       11/30/96       to 10/31/96
Net asset value, beginning of period                     $4.39          $4.34

      Income from investment operations

      Net investment income                                .0138          .0667

      Net realized and unrealized gain (loss)
      on investments                                       .0342          .0515

      Total from investment operations                     .0480          .1182

      Distributions

      Dividends from net investment income                (.0180)        (.0682)

Net asset value, end of period                           $4.42          $4.39


Total Return(b)                                           1.09%(c)       2.98%(c)

      Ratios to Average Net Assets:

      Expenses, including waiver and reimbursement        0.19%(c)       0.69%(c)

      Expenses, excluding waiver and reimbursement        0.21%(c)       0.77%(c)

      Net investment income                               0.33%(c)       1.26%(c)
      ===========================================================================


                                             Year          One
                                            Ended         Month
                                           November       Ended       Year Ended     Year Ended   11/4/93(d)
Supplemental Data for All Classes:         30, 1997      11/30/96      10/31/96      10/31/95    to 10/31/94
      Net assets, end of period (000)      $10,276       $12,696       $12,735        $8,922       $10,256

      Portfolio turnover rate               343.53%       175.98%       340.62%       222.00%       895.63%
      ======================================================================================================

(a) Commencement of offering respective Class shares.
(b) Total return does not consider the effects of sales loads.
(c) Not annualized.
(d) Commencement of operations.
(e) Calculated using average shares outstanding during the period. (f) The ratios for 1997 include expenses paid through an expenses offset arrangement.

PORTFOLIO MANAGEMENT

Robert Gerber, Executive Vice President and portfolio manager of the Fund, is primarily responsible for the day-to-day management of each Series. Mr. Gerber has been with Lord, Abbett & Co. ("Lord Abbett") since 1997 and has over 10 years of investment experience. Mr.

Gerber is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

PURCHASES

This Prospectus offers two classes of shares of Limited Duration Government
Series: Class A and C and three classes of shares of U.S. Government Securities
Series: Class A, B and C. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered based on the per share net asset value ("NAV") next computed after we accept your purchase order submitted in proper form, plus a front-end sales charge as described below, in the case of the Class A shares and without a front-end sales charge, in the case of the Class B and C shares as described below. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.

CLASS A

- Normally offered with a front-end sales charge.
- Lower annual expenses than Class B and Class C shares.

CLASS B

- No front-end sales charge.

- Higher annual expenses than Class A shares.

- A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.

- Automatically convert to Class A shares after eight years.

CLASS C

- No front-end sales charge.
- Higher annual expenses than Class A shares.

- A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.

It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

CLASS A SHARES. Front-end sales charges are as follows:

                             To Compute

                       As a % of     As a % of     Offering Price,
                       Offering      Your          Divide
Your Investment        Price         Investment    NAV by
---------------        ----------    ----------    ---------------
Less than $50,000      5.75%         6.10%          .9425
$50,000 to $99,999     4.75%         4.99%          .9525
$100,000 to $249,999   3.75%         3.90%          .9625
$250,000 to $499,999   2.75%         2.83%          .9725
$500,000 to $999,999   2.00%         2.04%          .9800
$1,000,000 over        No Sales Charge             1.0000

REDUCING YOUR CLASS A FRONT-END SALES CHARGES. There are several ways you can qualify for a lower sales charge when purchasing Class A shares if you inform the Fund that you are eligible at the time of purchase.

- RIGHTS OF ACCUMULATION -- a Purchaser can add the share value of any Eligible Fund already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.

- STATEMENT OF INTENTION -- a Purchaser can purchase Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under the following circumstances.

1 Purchases of $1 million or more. *

2 Purchases by Retirement Plans with at least 100 eligible employees. *

3 Purchases under a Special Retirement Wrap Program. *

4 Purchases made with dividends and distributions on Class A shares of another Eligible Fund.

5 Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares.

6 Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

7 Purchases under a Mutual Fund Wrap-Fee Program.

8 Lord Abbett Consultants/Advisers.

9 Employees of our shareholder servicing agent.

10 Employees of any national securities trade organization to which Lord Abbett belongs.

11 Employees of Lord Abbett and our Directors/Trustees (active or retired), their spouses, including surviving spouses, and other family members.

12 Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6, 9, 10 and 11 above.

      * May be subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES ("CDSC"). The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares being sold, whichever is lower.

CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (* ) categories listed above subject to a dealer's concession of up to 1% and you redeem any of the Class A shares within 24 months after the month in which you initially purchased such shares, the Fund normally will collect a CDSC of 1%.

The Class A share CDSC generally will be waived under the following circumstances.

- Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

- Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC varies depending on how long you own your shares according to the following schedule.

                          Contingent Deferred
Anniversary(1)            Sales Charge on
of the Day on             Redemptions
Which the Purchase        (As % of Amount
Order Was Accepted        Subject to Charge)

On          Before
            1st                   5.0%
1st         2nd                   4.0%
2nd         3rd                   3.0%
3rd         4th                   3.0%
4th         5th                   2.0%
5th         6th                   1.0%
on or after the                   None
6th anniversary(2)

(1)Anniversary is the 365th day subsequent to a purchase or a prior anniversary.

(2)Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

The Class B share CDSC generally will be waived under the following circumstances.

- Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans.

- Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.

- Death of the shareholder (natural person).
- On redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

APPLICATION OF CDSC TO A REDEMPTION. To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order.

1 Shares acquired by reinvestment of dividends and capital gains.

2 Shares held for six years or more (Class B) or one year or more (Class C).

3 Shares held the longest before the sixth anniversary of their purchase (Class
B) or before the first anniversary of their purchase (Class C).

OPENING YOUR ACCOUNT

MINIMUM INITIAL INVESTMENT

- Regular account                         $250

- Individual Retirement Accounts,
403(b) and employer-sponsored
retirement plans
under the Internal Revenue Code           $250

- Invest-A-Matic and Div-Move             $250 initial
                                          $50 subsequent minimum

For Retirement Plans and Mutual Fund Wrap Programs, there is no minimum investment required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should read this Prospectus carefully before placing your order to assure your order is in proper form.

LORD ABBETT INVESTMENT TRUST
P.O.  Box 419100
Kansas City, MO 64141

PROPER FORM. To be in proper form an order submitted directly to the Fund must contain (1) a completed Application Form or information and documentation required supplementally by the Fund, and (2) payment must be credited in U.S. dollars to our custodian bank's account. For more information regarding proper form of a purchase order, call the Fund at 800-821-5129.

IMPORTANT INFORMATION. If you fail to provide a correct taxpayer identification number or to make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold a portion (31%) of any redemption proceeds and of any dividend or distribution on your account.

BY EXCHANGE. Telephone the Fund at 1-800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHAREHOLDER SERVICES

Telephone Exchanges. You or your investment professional, with proper identification, can instruct the Fund by telephone to exchange shares of any class for the same class of any Eligible Fund. Instructions must be received by the Fund in Kansas City by calling 1-800-821-5129 prior to the close of the New York Stock Exchange ("NYSE") to obtain an Eligible Fund's NAV per class share on that day. Exchanges will be treated as a sale for federal tax purposes.

For your protection, telephone requests for exchanges are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing. You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

INVEST-A-MATIC. You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Fund by means of automatic money transfers from your bank checking account. See the attached Application Form for instructions.

DIV-MOVE. You can invest the dividends paid on your account ($50 minimum) into another account, within the same class, in any Eligible Fund. The account must be either your account, a joint spousal account, or a custodial account for your minor child.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.

With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions".

LORD ABBETT'S PROTOTYPE RETIREMENT PLANS. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 1-800-842-0828.

ACCOUNT CHANGES. For any changes you need to make to your account, consult your financial representative or call the Fund at 1-800-821-5129.

HOUSEHOLDING. Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have the one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

PRICING SHARES. The net asset value ("NAV") per share for each class of shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") by dividing a class's net assets by the number of shares outstanding. The Fund is open on those business days when the NYSE is open. Purchases and redemptions are executed at the next NAV to be calculated after your request is accepted.

REDEMPTIONS

BY BROKER. Call your broker or investment professional for directions on how to redeem your shares.

BY TELEPHONE. To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative can call the Fund at 1-800-821-5129. The Fund will employ the procedures described in telephone exchanges to confirm that the instructions received are genuine.

The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

BY MAIL. Submit a written redemption request indicating your Fund's name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 1-800-821-5129.

We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

Normally a check will be mailed to the name(s) and addresses in which the account is registered, or otherwise according to your instruction within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

To determine if a CDSC applies to a redemption, see "Contingent Deferred Sales Charges" above.

DIVIDENDS AND CAPITAL GAINS

DIVIDENDS. Each Series distributes most or all of its net earnings in the form of dividends which are expected to be paid to shareholders in monthly. A supplemental dividend also may be paid in December or January.

CAPITAL GAINS DISTRIBUTIONS. Any capital gains distribution is expected to be made in December and may be taken in cash or reinvested. Distributions by a Series of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

DIVIDENDS/CAPITAL GAINS RECEIPT OR REINVESTMENT. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

TAXES. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from a Series, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

Each January the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult you tax adviser concerning applicable state and local taxes.

For more information about the tax consequences from dividends and distributions, see the Statement of Additional Information.

OUR MANAGEMENT

The Fund is supervised by a Board of Trustees, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 68 years and currently manages about $25 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

Each Series pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1997, the fee paid to Lord Abbett was at an annual rate of .__ of 1% for the U.S. Government Securities Series and .__ of 1% for the Limited Duration Government Series . In addition, each Series pays all expenses not expressly assumed by Lord Abbett.

THE FUND. The Fund is a diversified open-end management investment company established in 1993. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

FUND PERFORMANCE

During the past year, the bond market continued to perform well, with both Series benefitting from heavy weightings in mortgage-backed securities, such as GNMAs and FNMAs. Over the year, the U.S. Government Securities Series increased its holdings of mortgage-backed securities from approximately half to two-thirds of its portfolio and the Limited Duration U.S. Government Securities Series increased these holdings to nearly a third of its portfolio. We will continue to emphasize mortgage-related securities and maintain a diversification of maturities and mortgage types.

See the performance chart on the second to last page of this Prospectus.

INVESTMENT POLICIES, RISKS AND LIMITS

U.S. Government Securities Series

U.S. Government securities in which the Series may invest include: (1) obligations issued by the U.S. Treasury with different interest rates, maturities and issuance dates, including Treasury bills maturing in one year or less, Treasury notes maturing in one to ten years and Treasury bonds with maturities of over ten years, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by either: (a) the full faith and credit of the United States (such as GNMA certificates), (b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the instrumentality. Obligations issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities include component securities.

Longer maturity U.S. Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, certain U.S. Government securities may show even greater volatility if, for example, the interest payment component has been removed, as with zero coupon bonds.

Investments in GNMA certificates (which represent an interest in a home mortgage pool) and other mortgage-backed securities are subject to prepayment of principal as mortgages are prepaid. The Series must reinvest these prepayments at prevailing rates, which may be lower than the yield of the GNMA certificate or other mortgage-backed security. These prepayments will result in a further reduction in principal if the GNMA certificate or other mortgage-backed security is trading over par. Mortgage prepayments generally increase when interest rates fall and, accordingly, often result in a reduction of principal. Prepayments tend to decline when interest rates are rising, resulting in an increase in the duration and volatility of GNMA certificates and other mortgage-backed securities.

The Series may invest in liquid interest-only and principal-only mortgage-backed securities backed by fixed rate mortgages under guidelines established by the Fund's Board of Trustees to assure that they may be sold promptly in the reasonable course of business at a value reasonably close to that used in calculating the Series' net asset value per share.

Although longer maturity U.S. Government securities, zero coupon bonds, GNMA certificates and other mortgage-backed securities in which the Series may invest may be volatile, Lord Abbett manages this volatility (but does not eliminate it) by maintaining the average duration of securities held by the Series at between three and eight years.

Limited Duration Government Securities Series

Obligations which are issued or guaranteed by U.S. government agencies or instrumentalities in which the Series may invest include those that are supported by either: (a) the full faith and credit of the United States (such as GNMA certificates), (b) the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities) or (c) the credit of the instrumentality (such as FNMA and FHMLC securities). Component securities in which the Series may invest include Treasury STRIPS, which are Treasury bonds and notes separated on the books of the Federal Reserve into their component parts of principal and coupon payments or principal and coupon strips, and which are direct obligations of the U.S. Government.

The maximum dollar-weighted effective average maturity (not stated maturity) of the Series' portfolio will be seven years. This effective average maturity measures the average time principal is outstanding and (a) is different from duration because it does not measure all cash flows and (b) includes securities that prepay principal, thus shortening their dollar-weighted effective average maturity. ("Duration" is generally the weighted average time to receipt of all cash flows due by maturity from an obligation.) Stated maturity is the stated time to final principal payment of an obligation without regard to any prepayments of principal. Therefore, the maximum average stated maturity of the portfolio may be substantially longer than seven years.

Unlike a money market fund, which is designed for stability of principal and consequently has a fluctuating level of income, a limited duration U.S. Government securities fund, due to the nature of its portfolio securities, generally has a steadier and higher level of income. However, the Series' share value will fluctuate more than a money market fund's over time. Historically, a portfolio with a duration averaging between one and four years, such as the Series' portfolio, tends to have steadier and higher income over the course of the business cycle than a short-term money market fund portfolio. In such a business cycle, the Series' portfolio can "lock in" rates over a longer period, allowing its income to continue over that period at the locked-in level (which adjusts less often in response to changing interest rates). This ability to lock in rates for a longer period softens the impact of more frequent interest-rate changes to which a money market fund portfolio is exposed due to the shorter period for which it is able to lock in rates. Of course, past performance is no guarantee of future results.

In general, because the Series invests in longer term securities than a money market fund, the value of its shares will fluctuate more than a money market fund, but less than, for example, a long-term U.S. Government securities fund. Component securities in which the Series may invest may show greater price volatility in response to interest-rate changes than other debt securities in which the Series may invest. The value of principal-only component securities will be reduced in a rising interest-rate environment, or as the expected amount of principal prepayments declines. The value of interest-only component securities will be reduced in a falling interest-rate environment, or as the expected amount of principal prepayments increases. The Series seeks to reduce the effects of interest-rate volatility on principal by limiting the average duration of the portfolio to a range of one to four years.

The Series limits its investments in mortgage-backed securities to those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, primarily the GNMA, FNMA or FHLMC. Mortgage-backed securities guaranteed by GNMA represent pass-through interests in pools of mortgage loans guaranteed or issued by agencies or instrumentalities of the United States. Mortgage-backed securities issued by FNMA and FHLMC most often represent pass-through interests in pools of conventional mortgage loans or participations in the pools. Such "pass-through" mortgage-backed securities represent undivided interests in the underlying mortgage pool, and a proportionate share of both regular interest and principal payments (net of certain fees), as well as unscheduled prepayments on the underlying mortgage pool, are passed through monthly to the holder such securities. The Series must reinvest such prepayments at prevailing interest rates, which may be lower than those of the mortgage-backed securities prepaid. Prepayment will result in a reduction of principal if the pre-paid mortgage-backed security is trading over par. Principal prepayments generally increase when interest rates fall, as indicated above, and accordingly often result in a reduction of principal. Among the types of mortgage-backed securities in which the Series may invest are collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities guaranteed or issued by GNMA, FNMA or FHLMC. The Series will not invest in privately issued CMOs. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). In a CMO, a series of bonds or certificates are issued in multiple classes. Each class, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

Investment Policies, Risks and Limits Common to Both Series

Both the U.S. Government Securities Series and the Limited Duration Government Series may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities without amortizing any premiums. Each Series does not start earning interest on these when-issued securities until settlement and often will sell them prior to settlement. This investment strategy is expected to contribute significantly to a portfolio turnover rate substantially in excess of 100% for each Series. This strategy will have little or no transaction cost or adverse tax consequences for any Series. Transaction costs normally will exclude brokerage because our fixed-income portfolio transactions are usually on a principal basis when using this strategy, and any mark-ups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

Both the U.S. Government Securities Series and the Limited Duration Government Series are permitted to utilize, within limits established by the Board of Trustees, the following investment policies in an effort to enhance each Series' performance. These policies have risks associated with them. However, each Series follows certain practices that may reduce these risks. To the extent a Series utilizes some of these policies, its overall performance may be positively or negatively impacted.

Securities Lending: The lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

Risk: Delay in recovery of collateral and loss should the borrower of the security fail financially.
Limit: Loans, in the aggregate, may not exceed 30% of the value of each Series' total assets.
Repurchase Agreements: A repurchase agreement is a transaction by which the buyer acquires a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

Risk: The issuer of the security, or the seller who is counterparty to the contract, may default or otherwise become unable to honor a financial obligation.
Limit: Each Series may enter into repurchase agreements that are continuously collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Illiquid Securities: Securities not traded on the open market. May include illiquid Rule 144A securities.
Risk: Certain securities may be difficult or impossible to sell at the time and price the seller would like.
Limit: Each Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trustees to be liquid are not subject to this limit.

Borrowing Money: Each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Series may borrow up to an additional 5% of its total assets for temporary purposes and each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Each Series will not change its investment objective or its fundamental investment restrictions listed in its Statement of Additional Information without shareholder approval. If we determine that a Series' objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, we may make such change by disclosing it in the prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

Portfolio Turnover

      The portfolio turnover rate for the U.S. Government Securities Series for the year ended November 30, 1997 was 712.82%, versus 820.59% for the previous fiscal year. The high portfolio turnover rate relates to substantial trading of U.S. and U.S. agency mortgage-backed securities to take advantage of value changes among different agencies, coupons and maturities.

      The portfolio turnover rate for the Limited Duration Government Series for the fiscal year ended November 30, 1997 was 343.53%, versus 340.62% for the fiscal year ended October 31, 1996. The portfolio turnover rate for the one month ended November 30, 1996 was 175.98%. The portfolio turnover rate was primarily due to security purchases and sales relating to purchases and redemptions of Series shares and some portfolio restructuring. The fiscal year end for the Limited Duration Government Series was changed from October 31 to November 30 to conform to the fiscal year end of the U.S. Government Securities Series.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

SALES COMPENSATION

As part of its plan for distributing shares, each Series, along with Lord Abbett Distributor, pays compensation to Authorized Institutions that sell each Series' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: sales charges and 12b-1 fees that are paid out of each Series' assets ("12b-1"refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each Series for each share class. The sales charges and 12b-1 fees paid by investors are detailed in the class-by-class information under "Investor Expenses" and "Purchases". The portion of these expenses that are paid as compensation to Authorized Institutions, such as your dealer, are shown in the chart on the last page of this Prospectus. Sometimes compensation is not paid where tracking data is not available for certain accounts and where the Authorized Institution waives part of the compensation as with an account under a Mutual Fund Wrap-Fee Program.

Rule 12b-1 distribution fees may be used to pay for sales compensation to Authorized Institutions, for any activity which is primarily intended to result in the sale of shares and, for Class B shares, the financing of sales commissions.

First Year Compensation. Whenever you make an investment in the Fund, the Authorized Institution receives compensation as described in the chart on the last page of this Prospectus.

Annual Compensation After First Year. Beginning with the second year after an investment is made, the Authorized Institution receives annual compensation as described in the chart on the last page of this Prospectus.

Additional Concessions may be paid to Authorized Institutions from time to time.

GLOSSARY OF TERMS

ADDITIONAL CONCESSIONS. A supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares is available to Authorized Institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate.

LORD ABBETT DISTRIBUTOR may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions."

ELIGIBLE FUND. (a) Any Lord Abbett-sponsored fund except certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett Research Fund -- Mid-Cap Series; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). (b) Any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

ELIGIBLE GUARANTOR. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

EMPLOYEES OF LORD ABBETT/FUND DIRECTORS (TRUSTEES). The terms "directors," "trustees" (of a Fund) and "employees" (of Lord Abbett) include a director's (trustee's) or employee's spouse (including the surviving spouse of a deceased director (trustee) or employee. The terms "directors," "trustees" and "employees of Lord Abbett" also include other family members and retired directors (trustees) and employees.

LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe.

Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President.

An acceptable form of guarantee would be as follows:

- - In the case of the estate -

    Robert A. Doe, Executor
    of the Estate of John W. Doe

    [Date]     Stamp

- - In the case of the corporation -

    ABC Corporation
    Mary B. Doe
    By Mary B. Doe, President

    [Date]     Stamp

LORD ABBETT CONSULTANTS/ADVISERS. Consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds.

LORD ABBETT DISTRIBUTOR LLC. Lord Abbett Distributor is the Fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

MUTUAL FUND WRAP-FEE PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

PURCHASER. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

RETIREMENT PLANS. Employer-sponsored retirement plans under the Internal Revenue Code.

SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

TOTAL RETURN. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

YIELD. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Comparison of change in value of a $10,000 investment in Class A shares in the Fund, assuming reinvestment of all dividends and distributions and the unmanaged Standard & Poor's 500 Index.

The following chart is represented by a line graph.

The performance of the Class A shares of each multi-class Series which is shown in the comparisons below will be greater than or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of change in value of a $10,000 investment in Class A shares of U.S. Government Securities Series (formerly the Lord Abbett U.S. Government Securities Fund), assuming reinvestment of all dividends and distributions, Lipper's Average of General U.S. Government bond funds and the Lehman Government Bond Index.

            THE FUND  THE FUND     LIPPER'S AVG   LEHMAN
            AT NET    AT MAXIMUM   OF GENERAL     GOVERNMENT
            ASSET     OFFERING     U.S. GOV'T     BOND
DATE        VALUE     PRICE        BOND FUNDS     FUNDS

11/30/87    10000      9516        10000          10000
11/30/88    10035      9550         9986          10118
11/30/89    11003     10471        10791          10917
11/30/90    12285     11690        12088          12496
11/30/91    13245     12604        12925          13402
11/30/92    15146     14413        14565          15176
11/30/93    16546     15745        15752          16549
11/30/94    18316     17429        17423          18549
11/30/95    17538     16689        16564          17883
11/30/96    20151     19175        19312          20994
11/30/97    21037     20019        20092          22107

Comparison of change in value of a $10,000 investment in Class A shares of Limited Duration Government Series, Lipper's Average Short and Intermediate U.S. Government Funds and the Lehman Intermediate Government Index.

            The Series    The Series       Lippers Average     Lippers Average    Lehman
            at Net        at Maximum       Intermediate U.S.   Short U.S.         Intermediate
Date        Asset Value   Offering Price   Government Funds    Government Funds   Gov't Index
11/4/93     $10000        $ 9700           $10000              $10000             $10000
11/30/94      9691          9400             9575                9873               9799
11/30/95     10482         10168            10733               10659              11165
11/30/96     10762         10439            11223               11208              11899
11/30/97     1____         1____            1____               1____              1____

(1) Data reflects the deduction of the maximum sales charge as follows: 4.75% for the U.S. Government Securities Series and 3.00% for the Limited Duration Government Series.

(2) Source: Lipper Analytical Services.

(3) Performance numbers for the unmanaged Lehman Intermediate Government Index and Lehman Government Bond Index not reflect transaction costs or management fees. An investor cannot invest directly in these Indices.

(4) Total return is the percent change in value, after deduction of the maximum sales charge of 3.00%, applicable to Class A shares of the Limited Duration Government Series and 4.75%, applicable to Class A shares of the U.S. Government Securities Series, with all dividends and distributions reinvested for the periods shown ending October 31, 1996, one month ended Novmeber 30, 1996 and the year ended November 30, 1997, with respect to the Limited Duration Government Series. All periods so shown end November 30, 1997, with respect to the U.S. Government Securities Series using the SEC-required uniform method to compute such return.

(5) The Class B shares were first offered on 8/1/96. Performance numbers are not annualized. Performance reflects the deduction of a 5% CDSC.

(6) The Class C shares were first offered on 7/15/96. Performance numbers are not annualized. Performance reflects the deduction of a 1% CDSC.

FIRST YEAR COMPENSATION

Class A investments

                                 Front-end
                              sales charge                Dealer's
                         paid by investors              concession         Service fee(1)   Total compensation (2)
                     (% of offering price)   (% of offering price)   (%of net investment)    (% of Offering price)
Less than $50,000                    5.75%                   5.00%                  0.25%                   5.24%
$50,000 - $99,999                    4.75%                   4.00%                  0.25%                  4.24%
$100,000 - $249,999                  3.75%                   3.25%                  0.25%                  3.49%
$250,000 - $499,999                  2.75%                   2.25%                  0.25%                  2.49%
$500,000 - $999,999                  2.00%                   1.75%                  0.25%                  2.00%

$1 million or more(3) or
Retirement Plan - 100 or more eligible employees(3) or Special Retirement Wrap Program(3)

First $5 million       no front-end sales charge   1.00%      0.25%     1.25%
Next $5 million        no front-end sales charge   0.55%      0.25%     0.80%
 above that
Next $40 million       no front-end sales charge   0.250%     0.25%     0.50%
 above that
Over $50 million       no front-end sales charge   0.025%     0.25%     0.275%

Class B investments    Paid at time of sale (% of net asset value)
All amounts            no front-end sales charge   3.75%      0.25%     4.00%


Class C investments
All amounts            no front-end sales charge   0.75%      0.25%     1.00%

ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
All amounts            no front-end sales charge   none       0.25%     0.25%

Class B investments    Percentage of average net assets (4)
All amounts            no front-end sales charge   none       0.25%     0.25%
Class C investments
All amounts            no front-end sales charge   0.65%      0.25%     0.90%

(1) The service fee for Class A shares is paid quarterly and may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) With respect to Class B and C shares, 0.25% and 0.90%,respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of C shares for fixed-income series, such as U.S. Government Securities Series and Limited Duration Government Series, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus Word not readable]0.75% to 0.65% after the first year. Lord Abbett Distributor uses the 0.10% for expenses primarily intended to result in the sale of such Series' shares.

CDSC revenues collected by Lord Abbett Funds may be used to fund commission payments when there is no initial sales charge.

INVESTMENT MANAGER AND UNDERWRITER
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

Printed in the U.S.A.

Lord Abbett
Investment Trust
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203

LORD ABBETT INVESTMENT TRUST
The General Motors Building
767 Fifth Avenue New York, NY 10153-0203
800-426-1130

The Balanced Series ("we" or the "Series") is a separate series of Lord Abbett Investment Trust (the "Fund"). The Fund currently consists of five series. Only shares of the Balanced Series are being offered by this Prospectus. The Series has three classes called Class A, B, and C shares, which provide investors with different options in purchasing shares of the Series. See "Purchases" for a description of these choices.

We seek current income and capital growth. Although it has invested directly in portfolio securities in the past, the Series intends to begin investing in a diversified portfolio of underlying mutual funds, all of which are members of the Lord Abbett Family of Funds. Currently, the Series invests in two of these underlying mutual funds (the"Underlying Funds"). There can be no assurance that we will achieve our objective.

This Prospectus sets forth concisely the information about the Series and the Fund that a prospective investor should know before investing. Additional information about the Series and the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- The Statement of Additional Information."

The date of this Prospectus and of the Statement of Additional Information is April 1, 1998.

PROSPECTUS Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer. Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

Needs to be fixed

      CONTENTS                                    PAGE
      1 Fee Table                                  2
      2 Financial Highlights                       3
      3 How We Invest                              3
      4 Purchases                                  7
      5 Shareholder Services                      15
      6 Our Management                            16
      7 Dividends, Capital Gains
            Distributions and Taxes               17
      8 Redemptions                               18
      9 Performance                               18

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 FEE TABLE

A summary of expenses of the Balanced Series is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                            Class A Shares  Class B Shares        Class C Shares


Shareholder Transaction
Expenses(1) (as a percentage
of offering price)

Maximum Sales Load (2) on
Purchases (See "Purchases") 4.75%           None                  None

Deferred Sales Load (3)
(See "Purchases")           None            5% if shares are      1% if shares
                                            redeemed before 1st   are redeemed
                                            anniversary of        before 1st
                                            purchase, declining   anniversary
                                            to 1% before 6th      of purchase
                                            anniversary and
                                            eliminated on and
                                            after 6th
                                            anniversary(3)

Annual Fund Operating
Expenses(4) (as a
percentage of average
net assets) (after
management fee waiver)


Management Fees
(See "Our Management") (5)  0.00%           0.00%                 0.00%

12b1 Fees (See
"Purchases")(1)(2)          0.25%           1.00%                 1.00%

Other Expenses (See
"Our Management")           0.34%           0.34%                 0.34%?

Total Operating Expenses(5) 0.59            1.34%                 1.34%

While each class of shares of the Balanced Series is expected to operate with the direct total operating expenses shown above ("each Balanced Series class expense ratio"), shareholders in the Balanced Series bear indirectly the Class Y share expenses of the Underlying Funds in which the Balanced Series invests exclusively. The following chart provides the expense ratio for the two Underlying Funds invested in by the Balanced Series, as well as the percentage of the Balanced Series' net assets proposed to be initially invested in each Underlying Fund:

                                  UNDERLYING       PERCENTAGE OF
                                  FUNDS' EXPENSE   BALANCED SERIES' NET
                                  RATIO            ASSETS

Lord Abbett Affiliated Fund       0.42 %           50%

Lord Abbett Bond-Debenture Fund   0.63%            50%

                                                   100%

Based on these figures, the average weighted Class Y share expense ratio for Underlying fund in which the Balanced Series invests is 0.53% (the "underlying expense ratio"). This figure is only an approximation of the Balanced Series' underlying expense ratio, since the assets of the Balanced Series invested in each of the Underlying Funds change daily.

EXAMPLE: Using the underlying expense ratio combined with each Balanced Series class expense ratio, the following example illustrates the expenses that you would incur if you assume Balanced Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses assuming redemption on the last day of each period indicated.


                     1 Year   3 Years   5 years   10 Years
                     ------   -------   -------   --------

Balanced Series
        Class A      $53      $65       $79       $118

        Class B      $64      $72       $93       $141

        Class C      $24      $42       $73       $162

EXAMPLE: You would pay the following expenses on the same investment, assuming no redemption:

        Class A      $53      $65       $79       $118

        Class B      $14      $42       $73       $141

        Class C      $14      $42       $73       $161

(1) Although the Balanced Series does not, with respect to the Class B and Class C shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under each Rule 12b-1 plan applicable to the Class B and Class C shares of the Series (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to certain net asset value Class A share purchases which permits the Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fees for the Class A shares are based on estimated fees for the current fiscal year.

(2) Sales "load" is referred to as sales "charge", deferred sales "load" is referred to as "contingent deferred sales charge" (or CDSC) and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


(4) For Class A ,B and C shares, the annual operating expenses shown in the summary have been estimated and include reductions due to subsidization of the Series' expenses by the Underlying Funds and/or Lord, Abbett & Co. ("Lord Abbett").

(5) The Balanced Series is obligated to pay Lord Abbett a management fee of .75 of 1% for investment advice. However, Lord Abbett anticipates waiving this fee for the current fiscal year of the Series.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Series.

2 FINANCIAL HIGHLIGHTS The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Balanced Series' Financial Statements, whose report may be obtained on request. Call 800-821-5129 and ask for the Balanced Series' 1997 annual report.

Balanced Series                                   Class A Shares                                          Class C Shares

                                                    Year       One                                Year
                                                    Ended     Month        Year                   Ended     One Month
                                                  November    Ended        Ended   12/27/94(d)   November     Ended      7/15/96(a)
Per Share Operating Performance:                  30, 1997   11/30/96    10/31/96  to 10/31/95   30, 1997    11/30/96   to 10/31/96
Net asset value, beginning of period               $11.81      $11.30      $10.71     $9.52      $11.79      $11.29      $10.73

      Income from investment operations

      Net investment income                           .47(e)      .0312       .472      .365        .35(e)      .0067       .0349

      Net realized and unrealized gain
      on investments                                 1.15         .5208       .732     1.185       1.15         .5298       .6346

      Total from investment operations               1.62         .552       1.204     1.55        1.50         .5365       .6695

      Distributions

      Dividends from net investment income           (.46)       (.0420)     (.462)    (.36)       (.34)        .0365)     (.0730)

      Distributions from net realized gain           (.17)        --         (.152)      --        (.17)         --        (.0365)

Net asset value, end of period                     $12.80      $11.81      $11.30    $10.71      $12.78      $11.79      $11.29

Total Return(b)                                     14.24%       4.89%(c)   11.55%    16.32%(c)   13.14%       4.76%(c)    7.78%(c)

      Ratios to Average Net Assets:

      Expenses, including waiver and reimbursement   1.10%(f)    0.07%(c)    0.93%     0.37%(c)    2.08%(f)    0.16%(c)    0.62%(c)

      Expenses, excluding waiver and reimbursement   1.53%       0.11%(c)    1.59%     1.26%(c)    2.51%       0.20%(c)    0.77%(c)

      Net investment income                          3.89%       0.26%(c)    4.18%     4.39%(c)    2.88%       0.17%(c)    0.70%(c)
      =============================================================================================================================

                                           Year Ended        One
                                          November 30,   Month Ended   Year Ended    12/27/94(d)
Supplemental Data for All Classes:           1997        11/30/96      10/31/96     to 10/31/95
      Net assets, end of period (000)        $20,340       $11,406       $10,988       $5,713

      Portfolio turnover rate                 216.07%        10.05%       187.78%      131.80%

      Average commissions per share paid
      on equity transactions                 $  .058       $  .067        $ .057       $ .056
=============================================================================================

(a) Commencement of offering of Class shares.
(b) Total return does not consider the effects of sales loads.
(c) Not annualized.
(d) Commencement of operations of the Series.
(e) Calculated using average shares outstanding during the period.
(f) The ratios for 1997 include expenses paid through an expenses offset arrangement.

3 HOW WE INVEST

The Balanced Series Invests In Two Underlying Funds. The Balanced Series will invest all of its assets in underlying mutual funds which are members of the Lord Abbett Family of Funds. Currently, the Balanced Series invests in two Underlying Funds. The following table shows how the Balanced Series' assets are initially divided among the two Underlying Funds:

INVESTMENT         INITIAL                  UNDERLYING FUNDS
CATEGORY           PERCENTAGE OF
                   BALANCED SERIES'
                   NET ASSETS

Equity             50%                      Lord Abbett Affiliated Fund

High Yield
Fixed-Income       50%                      Lord Abbett Bond-Debenture Fund

As investments for the Balanced Series Portfolio, the Fund's Trustees have chosen Lord Abbett Affiliated Fund, Inc. and Lord Abbett Bond-Debenture Fund, Inc. The selection of theUnderlying Funds in which the Balanced Series Portfolio will invest, as well as the maximum and minimum amounts of the Balanced Series' assets which can be invested in each Underlying Fund are determined from time to time by the Fund's "management" (i.e., the officers of the Fund on a day-to-day basis under the overall supervision of the Fund's Trustees based on the investment advice of Lord, Abbett & Co. -- "Lord Abbett").

From time to time the Balanced Series' investments in the Underlying Funds may be limited by certain factors and, therefore, the Balanced Series' offering of its shares to the public may be limited by certain factors and, therefore, the Balanced Series' offering of its share to the public may be limited. The Board of Trustees or Directors of any of the underlying Underlying Funds may impose limits on additional investments in a particular Underlying Fund. For example, restrictions on additional investments in Lord Abbett Affiliated Fund imposed by its Board of Directors could close the Balanced Series' investment in the Affiliated Fund and, therefore, limit Balanced Series' offering of shares to the public.

      Implementation of Policies. The Underlying Funds in which the Series may invest, as well as certain other investment practices of the Series are described below. Investors desiring more information about an Underlying Fund described below should call (1-800-874-3733) for the Underlying Fund's prospectus.

The Balanced Series Invests In Two Funds. The Underlying Funds consist of Lord Abbett Affiliated Fund and Lord Abbett Bond-Debenture Fund.

Affiliated Fund. The investment objective of Lord Abbet Affiliated Fund is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund seeks to attain its objective by investing in securities selling at reasonable prices in relation to value. It normally invests in large, seasoned companies in sound financial condition which are expected to perform above-average with respect to earnings and price appreciation.

Bond-Debenture Fund. The investment objective of Lord Abbett Bond-Debenture Fund is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. Such lower-rated debt securities entail greater risks than investments in higher-rated debt securities and are referred to colloquially as "junk bonds."

Risk Reduction. The market risk is generally greater in equity securities than in fixed-income securities. Therefore, the Balanced Series directly or indirectly at all times maintains at least 25% of its net assets in fixed-income securities. Moreover, in an effort to reduce risk, among other things, each Underlying Fund is diversified with respect to its investments under both the Internal Revenue Code and the Investment Company Act of 1940. Finally, Balanced Series' assets are allocated according to maximum and minimum amounts which can be invested in each Underlying Fund as determined from time to time by Fund management. Collectively, these two Underlying Funds are invested in approximately 200 to 300 or more companies at any particular time across the spectrum of investment methods and diversification requirements and Balanced Series' own asset allocation process between these two funds from time to time.

Regardless of these efforts to reduce risk, investors in the Balanced Series should consider the following market risks.

Market Risks.

Stocks. As a mutual fund investing its assets primarily in common stocks, the Affiliated Fund is subject to stock market risk - i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fixed-Income Securities. Bond-Debenture Fund may invest substantially in lower-rated bonds because they tend to have higher yields. In general, the market for lower-rated bonds is more limited than that for higher-rated bonds and, therefore, may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic changes and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by Lord, Abbett & Co. ("Lord Abbett") are especially important in the selection of such bonds. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, Lord Abbett does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. We do not have any minimum rating criteria for our investments in bonds. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Laws enacted from time to time could limit the tax or other advantages of, and the issuance of, lower-rated securities and could adversely affect their secondary market and the financial condition of their issuers. On the other hand, such legislation (curtailing the supply of new issues) could improve the liquidity, market values and demand for outstanding issues.

During the past fiscal year for the Bond-Debenture Fund, the percentages of its average net assets invested in (a) rated bonds and (b) unrated bonds judged by us to be of a quality comparable to rated bonds, on a dollar-weighted basis, calculated monthly were as follows: 21.43% AAA/Aaa, 2.90% AA/Aa, 4.45% A/A, 6.08% BBB/Baa, 13.30% BB/Ba, 46.50% B/B, 1.93% CCC/Caa, 0.10% D and 1.93%
unrated.

Foreign Securities--Securities markets of foreign countries in which the Underlying Funds may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect the Funds' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders, currency fluctuations and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, foreign securities held by the Underlying Funds may be traded on days that the Funds do not value their portfolio securities, such as Saturdays and customary business holidays and, accordingly, the underlying Fund's net asset values (and those of the Balanced Series) may be significantly affected on days when shareholders do not have access to the Fund.

      Some Policies Common To The Underlying Funds.

      Diversification. Each Underlying Fund intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Each Underling Fund met the diversification rules under Subchapter M for its last fiscal year. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Underlying Fund's total assets be invested in any one issuer and (b) with respect to 50% of each Underlying Fund's total assets, no more than 5% of such Fund's total assets be invested in any one issuer except U.S. Government securities.

      Each Underlying Fund, as a "diversified" investment company, under the Investment Company Act of 1940, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of a Lord Abbett Fund's assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign (domestic) state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

      Illiquid Securities. Each Underlying Fund may invest up to 15% of its net assets in illiquid securities.

      Short-Term Fixed Income Securities. The Balanced Series and each of the Underlying Funds are authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

      Change of Investment Objectives And Policies. Neither the Balanced Series nor a Lord Abbett Fund will change its investment objective without shareholder approval. If the Balanced Series or a Lord Abbett Fund determines that its objective can best be achieved by a change in investment policy or strategy, it may make such change without shareholder approval by disclosing it in its prospectus.

      Portfolio Turnover. The portfolio turnover rate for the equity portion of the Balanced Series for the fiscal years ended November 30, 1997 and October 31, 1996 were % and 62.34%, respectively. The portfolio turnover rate for the debt portion of the Series for the same periods were % and 363.31%, respectively.

4 PURCHASES The Balanced Series offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as Retirement Plans) with less than 100 eligible employees or on investments that do not qualify to be under a special retirement wrap program defined under Class A Share Net Asset Value Purchases below). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Series a contingent deferred sales charge (CDSC) of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately ? of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described under General below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described under General below. CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described under General below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Series. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investors financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to shares you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more appropriate than Class C shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C shares. If you are investing $500,000 or more, Class A shares may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Series rights of accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

You should discuss your purchase order for a specific class of shares with your investment professional.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See Systematic Withdrawal Plan under Shareholder Services for more information about the 12% annual waiver of the CDSC with respect to Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Series shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Series and Class C shareholders.

GENERAL

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to the Balanced Series of the Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic ($250 initial and $50 subsequent minimum), Div-Move ($50 minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum investment required. See Shareholder Services. For information regarding the proper form of a purchase or redemption order, call the Series at 800-821-5129.

This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Series prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributors' own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Series, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

BUYING CLASS A SHARES. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

                           Sales Charges as               Dealer's Commission   To Compute
                           a Percentage of   Net Amount   as a Percentage of    Offer Price
Size of Investment         Offering Price    Invested     Offering Price        Divide ? by
Less than $50,000          5.75%             6.10%        5.00%                 .9425

$50,000-$99,000            4.75%             4.99%        4.00%                 .9525

$100,000-$249,999          3.75%             3.90%        3.25%                 .9625

$250,000-$499,999          2.75%             2.83%        2.25%                 .9725

$500,000-$999,999          2.00%             2.04%        1.75%                 .9800

$1,000,000 or more         No Sales Charge   1.00%        1.000

Authorized institutions receive concessions on purchases made by a Retirement Plan, pursuant to a special retirement wrap program or by another qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See Class A Rule 12b-1 Plan below.

CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Series that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Series with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Series and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund
(LASF), any series of Lord Abbett Research Fund not offered to the general public (LARF) and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Series or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term purchaser includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advise account basis. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse (including the surviving spouse of a deceased director or employee). The terms directors and employees of Lord Abbett also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions (mutual fund wrap fee programs), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund,
(f) through Retirement Plans with at least 100 eligible employees, and (g) through a special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under a Class A 12b-1 plan and the fact that the program relates to participant-directed Retirement Plans.

CLASS A RULE 12B-1 PLAN. We have adopted a Class A share Rule 12b-1 plan (the A
Plan) which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under the A Plan, in order to save on the expense of shareholders meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not interested persons of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the Fee Ceiling).

Under the A Plan, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over

$50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; (ii) through Retirement Plans with at least 100 eligible employees or (iii) constituting new sales pursuant to a special retirement wrap program and excluding exchanges into the Series under such a program. In addition, the Board has approved for those authorized institutions which qualify a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Funds net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are authorized institutions.

Under the A Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for: (i) redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions and (ii) participant-directed redemptions which continue as program investments in another fund participating in a special retirement wrap program.) If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See Class B Rule 12b-1 Plan below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

Anniversary of the                   Contingent Deferred
Day on Which the                     Sales Charge on
Purchase Order                       Redemption (As % of
Was Accepted                         Amount Subject
                                     To Charge)
On             Before
--             ------
                 1st                 5%
1st              2nd                 4%
2nd              3rd                 3%
3rd              4th                 3%
4th              5th                 2%
5th              6th                 1%
On or after the 6th Anniversary      None

In the table, an anniversary is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under Shareholder Services below, (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with the death of the shareholder (natural person), and (iv) in connection with mandatory distributions under 403(b) plans and individual retirement accounts. If Class B shares represent a part of an individual's total IRA or

403(b) investment, the CDSC wavier is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

CLASS B RULE 12B-1 PLAN. The Series has adopted a Class B share Rule 12b-1 Plan (the B Plan) under which the Series periodically pays Lord Abbett Distributor
(i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than eight years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions (except as to certain accounts for which tracking data is not available) for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributors own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments concerning Class B shares. The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributors reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs.

The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Series is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by

Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Trustees or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor does not intend to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the B Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or a tax ruling described in Purchases, Redemptions and Shareholder Services in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payments made by the Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The Series has adopted a Class C share Rule 12b-1 Plan (the C Plan) under which (except as to certain accounts for which tracking data is not available) the Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

5 SHAREHOLDER SERVICES
We offer the following shareholder services:

TELEPHONE EXCHANGE PRIVILEGE: Shares of any class may be exchanged without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institutions affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, Eligible Funds).

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Series to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Series will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Series in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each funds net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Series reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Series can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized. SYSTEMATIC WITHDRAWAL PLAN (SWP): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Series for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholders original principal will be invaded and, over time, may be depleted.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of any other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($250 minimum initial and $50 minimum subsequent investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available the retirement plan documents, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans.

HOUSEHOLDING: Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

All correspondence should be directed to the Balanced Series of Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

6 OUR MANAGEMENT

We employ Lord Abbett as investment manager for the Balanced Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett is obligated to provide the Series with investment management services and executive and other personnel, pay the remuneration of our officers and of our trustees affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series portfolio and certain other costs. Lord Abbett provides investment management services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients

The Series investment decisions are made by Robert G. Morris, Lord Abbett Partner and Executive Vice President of the Fund and Portfolio Manager of the Series. Mr. Morris has served as Portfolio Manager since the start of the Series.

Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets, at the annual rate of .75 of 1% for allocating the Balanced Series assets among the Underlying Funds. However, because Lord Abbett expects to waive this fee for the current fiscal year of the Series, the effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of zero percent. In addition, we pay all expenses not expressly assumed by Lord Abbett or the Underlying Funds.

The Officers and Trustees of the Fund also serve in similar positions in the Underlying Funds. If the interests of the Fund and the Underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to the Balanced Series and the Underlying Funds. The Trustees believe that the Fund policy described as follows will avoid the concerns which could arise.

Conceivably, a situation could occur where proper portfolio or other action for the Balanced Series could be adverse to the interests of an Underlying Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Funds and other restrictions will be adopted by the Balanced Series' management to minimize this possibility from time to time, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

7 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

With respect to the Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A capital gains distribution is made when the Series has net profits during the year from sales of securities. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

For tax-deferred retirement accounts (such as Individual Retirement Accounts or other retirements plans sponsored by Lord Abbett), dividends and capital gains distribution from the Series most likely will be reinvested in additional shares.

Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Series in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.

The Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax.

If you open an IRA or other tax deferred retirement account, dividend and capital gains distributions from the Balanced Series will generally be exempt from current taxation. You are advised to consult with a tax professional on the specific rules governing your own tax deferred arrangement. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contributions and withdrawals, depending on the type of tax deferred account you selected. The rules governing tax deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in substantial costs to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS.

If you open an account in the Balanced Series outside a tax-deferred retirement account, the following tax rules will generally apply. For the regular investment accounts, dividends paid by the Balanced Series from the net investment income and net short capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders at ordinary income rates.

Any capital gains distribution may be taken in cash or reinvested. Distributions of any net long-term capital gains will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund for between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket). If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series ability to engage in transactions in options, forward contracts and cross hedges.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.

Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

8 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Series. The Series will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above, to redeem shares directly, send your request to the Balanced Series of the Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Series may suspend the right to redeem shares for not more than seven days or longer under unusual circumstances as permitted by Federal law. If you have purchased Series shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Series that the check has cleared. Shares also may be redeemed by the Series at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds at the then applicable net asset value of the shares being purchased, (i) without the payment of a sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the dollar amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

TAX-QUALIFIED PLANS: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Series prior to, or concurrent with, the redemption request.

9 PERFORMANCE

Over the last six months in particular, the bond marked continued to perform will, resulting in our maintaining a 50%-50% ratio between bond and equity holdings in the Balanced Series. The continued low rate of inflation, along with the volatility of international financial markets, was the catalyst for relatively strong returns on fixed-income securities over this period. On the equity side, we continued to overweight financial holdings which benefited from lower interest rates. Recently, shareholders approved a change to the Series' investment policy to allow the Balanced Series to gradually shift to a "fund of funds" structure, with equity assets allocated to the Affiliated Fund and the fixed-income portion of the portfolio to the Bond-Debenture Fund.

YIELD AND TOTAL RETURN. Total return data may, from time to time, be included in advertisements about the Series.

Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See Past Performance in the Statement of Additional Information for a more detailed description.

The performance of the Class A shares of each multi-class Series which is shown in the comparison below will be greater than that shown below for Class B and Class C shares based on differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of change in value of a $10,000 investment in Class A shares of Balanced Series and the Merrill Lynch Wilshire Capital Market Index.

[Graph]

____  The Fund (Class A shares) at net asset value

____  The Fund (Class A shares) at maximum offering price

____  Merrill Lynch Wilshire Capital Market Index

                -------------------------------------------------

                Average Annual Total Return for Class A Shares(4)


                   1 Year       3 Years          Life of Class
                                             (12/27/94 - 11/30/97)

                   10.80%                            ____%

                -------------------------------------------------

                -------------------------------------------------

                Average Annual Total Return for Class A Shares(5)


                   1 Year       3 Years          Life of Class
                                             (7/15/96 - 11/30/97)

                   13.10%                            6.72%

                -------------------------------------------------

(1) Data reflects the deduction of the maximum sales charge of 4.75% for the Balanced Series.

(2) Source Lipper Analytical Services.

(3) Performance numbers for the unmanaged Merrill Lynch Wilshire Capital Market Index do not reflect transaction costs or management fees. An investor cannot invest directly in these indices.

(4) Total return is the percent change in value, after deduction of the maximum sales charge of 4.75%, applicable to Class A shares of the Balanced Series, with all dividends and contributions reinvested for the period shown ending November 30, 1997 using the SEC-required uniform method to compute such return.

(5) The Class C shares were first offered on 7/15/96. Performance numbers are not annualized. Performance reflects the deduction of a 1% CDSC.

This Prospectus does not constitute an offering or any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer. No person is authorized to give any information or to make any representations not contained in this Prospectus, or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Statement of Additional Information                                April 1, 1998

                          Lord Abbett Investment Trust

                        U.S. Government Securities Series
               Limited Duration U.S. Government Securities Series
                                 Balanced Series

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 1998.

Lord Abbett Investment Trust (referred to as the "Fund") was organized as a Delaware business trust on August 16, 1993. The Fund's trustees have authority to create separate classes and series of shares of beneficial interest, without further action by shareholders. The Fund has five series, three of which are discussed here -U.S. Government Securities Series, Limited Duration U.S. Government Securities Series and Balanced Series (sometimes referred to as "U.S. Government Securities Series," "Limited Duration Government Series" and "Balanced Series," respectively, or "we" or the "Series," individually or collectively). The U.S. Government Securities Series offers three classes of shares: Class A, Class B, and Class C. The Limited Duration Government Series offers two classes of shares: Class A and Class C. The Balanced Series offers three classes of shares: Class A, Class B and Class C. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or series may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or series exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS                                      Page

         1.  Investment Policies...................................2
         2.  Trustees and Officers.................................5
         3.  Investment Advisory and Other Services................7
         4.  Portfolio Transactions................................8
         5.  Purchases, Redemptions and Shareholder Services.......9
         6.  Performance..........................................17
         7.  Taxes................................................19
         8.  Information About the Fund...........................19
         9.  Financial Statements.................................20

                             1. Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. Each Series may not:
(1) borrow money, except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts)); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities , and for the Balanced Series, securities issued by an investment company or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); (8) issue senior securities to the extent such issuance would violate applicable law or (9) (with respect to the U.S. Government Securities Series only) invest in securities other than U.S. Government securities, as described in the Prospectus.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions

In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) borrow in excess of 33 1/3 % of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the series or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Series' total assets (included within such limitation, but not to exceed 2% of the Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such series.

Although there is no current intention to do so, each Series may invest in financial futures and options on financial futures.

Lending Portfolio Securities

Each Series may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Series' total assets. The Series' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, the each series may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Series can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are used as security. Each series will comply with the following conditions whenever it loans securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities.

Repurchase Agreements

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement.) Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements for each Series to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

When-Issued Transactions

As stated in the Prospectus, each Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Series, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

Average Duration

The Limited Duration Government Series limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Series invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Series will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Series' average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Portfolio Turnover

For the fiscal year ended November 30, 1997, the portfolio turnover rate for the U.S. Government Securities Series was 712.82% as compared to 820.59% for the previous year; 343.53% for the Limited Duration Government Series compared to 340.62% for the year ended October 31, 1996 and 175.98% for the one month ended November 30,1996; 216.07% for the Balanced Series as compared to 187.78% for the year ended October 31, 1996 and 10.05% for the one month ended November 30, 1996.

On July 12, 1996, the Fund acquired the assets of the U.S. Government Securities Fund, Inc. (the "Acquired Fund"), in exchange for the shares of the newly created U.S. Government Securities Series. As discussed above, each Series may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Series' fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

                                       2.
                              Trustees and Officers

The following trustees are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, 59, Vice President and Trustee

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida
Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Stamford, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 197). Prior to that, he was Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart  U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustees of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.

                   For the Fiscal Year Ended November 30, 1997

            (1)                (2)             (3)            (4)
                                         Pension or
                                         Retirement
                                         Benefits       For Year Ended
                                         Accrued by     December 31, 1997
                                         the Fund and   Total Compensation
                          Aggregate      Twelve Other   Accrued by the Fund and
                          Compensation   Lord Abbett-   Twelve Other Lord
                          Accrued by     sponsored      Abbett-sponsored
Name of Director          the Fund(1)    Funds(2)       Funds(3)
----------------          ------------   ------------   -----------------------

E. Thayer Bigelow         $10,580        $17,068        $56,000
Stewart S. Dixon          $10,388        $32,190        $55,000
John C. Jansing           $10,388        $45,085(4)     $55,000
C. Alan MacDonald         $10,843        $30,703        $57,400
Hansel B. Millican, Jr.   $10,438        $37,747        $55,000
Thomas J. Neff            $10,528        $19,853        $56,000

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended November 30, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of November 30, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $39,081; Mr. Dixon, $107,152; Mr. Jansing, $142,903; Mr. MacDonald, $84,555; Mr.
      Millican, $143,927 and Mr. Neff, $143,008. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of November 30, 1997, each would own, the following: Mr. Bigelow, 1,233 shares; Mr. Dixon, 4,267.85 shares; Mr. Jansing, 8,833 shares; Mr. McDonald, 214,120 shares; Mr. Millican, 0 shares; and Mr. Neff, 5,896 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Zane Brown, age 46, Executive Vice President; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Daniel E. Carper, age 46; Robert I. Gerber, age 43 (with Lord Abbett since 1997 - formerly Senior Portfolio Manager and Shareholder at Sanford Bernstein); Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 55; Robert A. Lee, age 28 (with Lord Abbett since 1997 - formerly Portfolio Manager at ARM Capital Advisors, prior thereto Assistant Portfolio Manager at Peabody Asset Management); Robert G. Morris, age 53; A. Edward Oberhaus, age 38; Keith
F. O'Connor, age 42; Walter H. Prahl, age 40 (with Lord Abbett since 1997 - formerly Quantitative Analyst at Sanford Bernstsein); John J. Walsh, age 61; Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of February 1, 1998, our officers and trustees as a group owned less than 1% of the outstanding shares of the Limited Duration Government Series, Balanced Series and U.S. Government Securities Series.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Seven of the twelve general partners of Lord Abbett are officers and/or directors of the Fund, as follows: Zane E. Brown, Daniel E. Carper, Paul A. Hilstad, Robert S. Dow, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The other partners who are neither officers nor directors of the Fund are Stephen I. Allen, Daria Foster, W. Thomas Hudson, Michael McLaughlin and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% (in the case of the U.S. Government Securities Series and the Limited Duration Government Series) and .75 of 1% (in the case of the Balanced Series). These fees are allocated among the classes of each Series based on the class' proportionate share of each Series average daily net assets.

Each Series pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

The management fees paid to Lord Abbett by the Limited Duration Government Series for the fiscal years ended October 31, 1995, October 31, 1996, and November 30, 1997 amounted to $15,561, $9,897 and $2,770, respectively. For the one month ended November 30, 1996 the management fee paid to Lord Abbett by the Limited Duration Government Series was $2,770.

The management fees paid to Lord Abbett by the Balanced Series for the period December 27, 1994 (commencement of operations) to October 31, 1995, and the fiscal years ended October 31, 1996 and November 30, 1997 were $0, $8,607 and $48,151, respectively. For the one month ended November 30, 1996, the management fee paid to Lord Abbett by the Balanced Series was $2,240.

The management fees paid to Lord Abbett by the Acquired Fund ( and subsequent to July 12, 1996 by the U.S. Government Securities Series) for the fiscal years ended October 31, 1995, October 31, 1996 and November 30, 1997 were $16,286,000, $15,053,629 and $12,500,454, respectively.

Although not obligated to do so, Lord Abbett has waived and may waive all or part of its management fees and has assumed or may assume other expenses of the Limited Duration U.S. Government Securities Series and Balances Series. For the fiscal year ended October 31, 1996, the one month ended November 30, 1996, and the fiscal year ended November 30, 1997, Lord Abbett waived $28,804 , $2,657, and $54,884 in management fees for the Limited Duration Government Series. With respect to the Balanced Series, for the fiscal year ended October 31, 1996, the one month ended November 30, 1996, and the fiscal year ended November 30, 1997, Lord Abbett waived $53,375, $4,638 and $65,087 in management fees.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in our annual report to shareholders.

Bank of New York, 40 Wall Street, New York, New York, is the Fund's custodian.

                                       4.
                             Portfolio Transactions

It is expected that purchases and sales of each Series' fixed-income portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, each Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Each Series' policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal year ended October 31,1995, October 31 1996, the one month ended November 30, 1996, and the fiscal year ended November 30, 1997, the Limited Duration Government Series paid no commissions to independent brokers. For the period December 17, 1994 to October 31, 1995, the fiscal year ended October 31, 1996 , the one month ended November 30, 1996, and the fiscal year ended November 30, 1997, the Balanced Series paid total commissions to independent brokers of $4,566, $7,364, $767, and $9,927 .

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in each Series' portfolio are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded or, if there is no sale, at the mean between the last bid and asked prices on such exchange or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. With respect to the Balanced Series, all assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Fund. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class B and Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.

The offering price of Class A shares of the U. S. Government Securities Series, the Limited Duration Government Series and the Balanced Series on November 30, 1997 were computed as follows:

                                  Limited Duration              U. S. Government
                                  Government         Balanced   Securities
                                  Series             Series     Series
                                  ----------------   --------   ----------------

Net asset value per share
  (net assets divided
  by shares outstanding).............$4.40           $12.80     $2.59

Maximum offering price per
  share - net asset value
  divided by (.9700 for Limited
  Duration Government Series
  and U. S. Government
  Securities Series) and
  (.9525 for Balanced Series)........$4.54           $13.44     $2.72

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Since commencement of operations, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Limited Duration U.S. Government Securities Series and the Balanced Series as follows:

                      Year ended          Year ended           One month ended     Year  ended
                      October 31, 1995    October 31, 1996     November 30, 1996   November 30, 1997
                      ----------------    ----------------     -----------------   -----------------
Gross sales charge       $205,002          $140,941            $8,059              $269,184

Amount allowed
to dealers               $192,792          $123,303            $7,068              $233,663
                         --------          --------            ------              --------

Net Commissions
received by
Lord Abbett              $ 12,210          $ 17,638            $  991              $ 35,521
                         ========          ========            ======              --------

For the fiscal years ended November 30, 1995, 1996 and 1997, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Acquired Fund (and subsequent to July 12, 1996, the U.S. Government Securities Series) as follows:

                                     1995         1996         1997
                                     ----         ----         ----

Gross sales charge                $8,891,483   $4,248,800   $1,469,770

Amount allowed
to dealers                        $7,684,528   $3,623,071   $1,259,215
                                  ----------   ----------   ----------

Net Commissions received
by Lord Abbett                    $1,206,955     $625,729     $210,555
                                  ==========   ==========   ==========

Conversion of Class B Shares. The conversion of Class B shares of the U.S. Government Securities Series on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors five different classes of shares. This Prospectus offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Series pursuant to Rule 12b-1 of the Act for each class of shares available in the applicable series: the "A Plan," the "B Plan" (U.S. Government Securities Series only) and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $6,368,420 under the A Plan, $93,175 under the B Plan and $1,929,168 under the C Plan. Both the B Plan and the C Plans were adopted by the Fund subsequent to its last fiscal year. Lord Abbett used all amounts received under the A Plan for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Fund.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees and of the Fund's trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the appropriate class and the approval of a majority of the trustees including a majority of the Fund's outside trustees. Each Plan may be terminated at any time by vote of a majority of the Fund's outside trustees or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. (all Series) As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. (U.S. Government Securities Series and Balanced Series) As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Series in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of                        Contingent Deferred Sales Charge
Purchase                       on Redemptions (As % of Amount Subject to Charge)
Before the 1st.........................................5.0%
On the 1st, before the 2nd.............................4.0%
On the 2nd, before the 3rd.............................3.0%
On the 3rd, before the 4th.............................3.0%
On the 4th, before the 5th.............................2.0%
On the 5th, before the 6th ............................1.0%
On or after the 6th anniversary........................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares (All Series). As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. In the case of Class A and Class C shares, the CDSC is received by the Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or series paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service or Series fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the corresponding class of the Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option referred to in (g) above at any time, we plan that on June 1, 1997 the net asset value transfer privilege will be terminated, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan with respect to the U.S. Government Securities Series only,. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation . With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   Performance

Each Series computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.0% with respect to the Balanced Series and 4.75% with respect to the Limited Duration Government and U.S. Government Securities Series (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of the U.S. Government Securities Series, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above, the total annual return for the Acquired Fund (and subsequent to July 12, 1996 for the U.S. Government Securities Series) for the one, five and ten year periods ended November 30, 1997 were 1.60%, 5.22% and 7.85% for the Class A shares. The total return for the Limited Duration Government Series for the period from November 4, 1993 (commencement of operations) to October 31, 1994, the fiscal year ended October 31, 1996 and fiscal year ended November 30, 1997 were -6.00%, 4.90%, and -0.40% for the Class A shares. For the period December 27, 1994 (commencement of operations) to October 31, 1995, the fiscal year ended October 31, 1996, and the fiscal year ended November 30, 1997, the total returns for the Balanced Series were 10.80%, 6.20%, and 8.80 % for the Class A shares.

The ending redeemable value of shares of the Limited Duration Government Series and the Balanced Series for the fiscal year November 30, 1997 were $1,022 and $1,088, respectively. The ending redeemable values for the Acquired Fund (and subsequent to July 12, 1996 for the U.S. Government Securities Series) for the one, five and ten year periods ended November 30, 1997 were $1,016, $1,290 and $2,129, respectively.

The total return for Class C shares of the Limited Duration Government Securities and Balanced Series for the period July 15, 1996 to October 31, 1996 ,the one month ended November 30, 1996, and the fiscal year ended November 30, 1997 were 1.97% , 0.09%, 4.40% , and 6.72%, 3.65%, and 13.10% respectively. The total return for Class C shares of the U.S. Government Securities Series for the period July 15, 1996 to November 30, 1996 and the fiscal year ended November 30, 1997 were 5.34% and 5.90%.

The total return for Class B shares of the U. S. Government Securities Series for the fiscal year ended November 30, 1997 was 1.28%.

Each Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Series' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and

C shares do not reflect the deduction of the CDSC. For the 30-day period ended November 30, 1997, the Limited Duration Government Series and Balanced Series yields were 4.60% and 2.12%, respectively. For the 30-day period ended on November 30, 1997, the yield for the U.S. Government Securities Series was 4.54%.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of Series shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of each Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.

                                       8.
                           Information About the Fund

Shareholder Liability. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund or any series and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

General. The assets of the Fund received for the issue or sale of the shares of each Series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each Series, and constitute the underlying assets of such Series. The underlying assets of each Series are recorded on the books of account of the Fund, and are to be charged with the liabilities with respect to such Series and with a share of the general expenses of the Fund. Expenses with respect to the Fund are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Fund, the holders of the shares of each Series are entitled to receive as a class the underlying assets of such Series available for distribution.

Under the Fund's Declaration of Trust, the trustees may, upon shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund or any Series to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund or any Series may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund or any Series, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the Fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for fiscal year ended November 30, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 1997 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

Part  C     OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements
                  Part A - Financial Highlights for the ten years ended November 30, 1997.

                  Part B - Statement of Net Assets at November 30, 1997. Statement of Operations for the year ended November 30, 1997. Statements of Changes in Net Assets for the years ended October 31, 1996 and 1997, and the month ended November 30, 1996. Financial Highlights for the four years ended October 31, 1996, the month ended November 30, 1996, and the year ended November 30, 1997.

            (b)   Exhibits -

                  99.B1    Restated Declaration of Trust*
                  99.B2    By-Laws*
                  99.B6    Form of Distribution Agreement***
                  99.B11   Consent of Deloitte & Touche*****
                  99.B15a  Forms of Rule 12b-1 Plans for Class A and Class C
                           shares***
                  99.B15b  Form of Rule 12b-1 Plan for Class B shares***
                  99.B18   Form of Plan entered into by Registrant pursuant to
                           Rule 18f-3.****
                  Ex.16    Computation of Performance and Yield*
                  Ex.27    Financial Data Schedule*

            *     Filed herewith.
            **    Previously Filed
            ***   The form of this document is incorporated by Reference to
                  Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Lord Abbett Bond-Debenture Fund, Inc. (File
                  No. 811-2145). The Lord Abbett Bond-Debenture Fund document is substantially identical to that form used for the Registrant except for the name of the Registrant and/or its Series and perhaps minor differences.
            ****  Incorporated by Reference to Post-Effective Amendment No. 40
                  to the Registration Statement on Form N-1A of Lord Abbett
                  Bond-Debenture Fund, Inc. (File No. 811-2145)
            ***** To Be Filed

Item 25.    Persons Controlled by or Under Common Control with Registrant

            None.


Item 26.    Number of Record Holders of Securities
            (as of February 27, 1998)

            U.S. Government Securities           81,086 - (Class A)
                                                    527 - (Class B)
                                                  4,793 - (Class C)

            Limited Duration Government          205 - (Class A)
                                                 182 - (Class C)

            Balanced                           1,181 - (Class A)
                                                 457 - (Class C)

Item 27.    Indemnification

            The Registrant is a Delaware Business Trust established under

            Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

            The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment adviser and/or principal underwriter for twelve other Lord Abbett open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 6,220 private accounts, as of December 31, 1997. Other than acting as Trustees (directors) and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

            John J. Walsh
            Trustee
            Brooklyn Hospital
            Parkside Avenue
            Brooklyn, N.Y.

Item 29.    Principal Underwriter

            (a)   Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Government Securities Money Market Fund, Inc. Lord Abbett Tax-Free Income Trust

                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Securities Trust

            Investment Adviser
                  American Skandia Trust (Lord Abbett Growth and Income
                  Portfolio)

            (b)   The partners of Lord, Abbett & Co. are:

                  Name and Principal       Positions and Offices
                  Business Address (1)     with Registrant
                  --------------------     ---------------------

                  Robert S. Dow            Chairman and President
                  Paul A. Hilstad          Vice President & Secretary
                  Stephen I. Allen         Vice President
                  Zane E. Brown            Vice President
                  Daniel E. Carper         Vice President
                  Daria L. Foster          Vice President
                  W. Thomas Hudson, Jr.    Vice President
                  Robert G. Morris         Vice President
                  Robert J. Noelke         Vice President
                  E. Wayne Nordberg        Vice President
                  John J. Walsh            Vice President

                  The other general partner of Lord, Abbett & Co. who is neither an officer nor a director of the Registrant] is Michael McLaughlin.

            (1) Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

            (c)   Not applicable

Item 30.    Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.    Management Services

            None.


Item 32.    Undertakings

            (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge. The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March, 1998

                                          LORD ABBETT INVESTMENT TRUST


                                          By /s/ Robert S. Dow
                                             ------------------------------
                                                 Robert S. Dow
                                                 Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                    Chairman, President
/s/ Robert S. Dow                   and Trustee                         3/18/98
-----------------------------   ----------------------------------   -----------
Robert S. Dow                       (Title)                             (Date)


                                    Vice President and
/s/ Keith F. O'Connor               Chief Financial Officer             3/18/98
-----------------------------   ----------------------------------   -----------
Keith F. O'Connor                   (Title)                             (Date)


/s/ E. Wayne Nordberg               Trustee                             3/18/98
-----------------------------   ----------------------------------   -----------
E. Wayne Nordberg                   (Title)                             (Date)


/s/ Stewart S. Dixon                Trustee                             3/18/98
-----------------------------   ----------------------------------   -----------
Stewart S. Dixon                    (Title)                             (Date)


/s/ John C. Jansing                 Trustee                             3/18/98
-----------------------------   ----------------------------------   -----------
John C. Jansing                     (Title)                             (Date)


/s/ C. Alan MacDonald               Trustee                             3/18/98
-----------------------------   ----------------------------------   -----------
C. Alan MacDonald                   (Title)                             (Date)


/s/ Hansel B. Millican, Jr.         Trustee                             3/18/98
-----------------------------   ----------------------------------   -----------
Hansel B. Millican, Jr.             (Title)                             (Date)


/s/ Thomas J. Neff                  Trustee                             3/18/98
-----------------------------   ----------------------------------   -----------
Thomas J. Neff                      (Title)                             (Date)


/s/ E. Thayer Bigelow               Trustee                             3/18/98
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E. Thayer Bigelow                   (Title)                             (Date)